Exhibit 99.1

News Release	For Immediate Release

Contact: Renee Campbell 402-963-1057	July 12, 2018

Valmont Preannounces Second Quarter 2018 EPS Expectations

and Reduces Full-Year Outlook

•                 Second quarter diluted earnings per share expected to be in the range of $1.50 - $1.53 (GAAP) and $1.92 - $1.95 (adjusted1)

•                 Full year 2018 outlook has been revised as follows:

Financial Target	2018 Prior Guidance	2018 Revised Guidance
GAAP Diluted EPS	$7.70 - $7.80	$6.51 - $6.61
Adjusted Diluted EPS[1]	$8.00 - $8.10	$7.55 - $7.65
Revenue Growth[2]	7%	4%
Operating Profitability Growth[3]	50 bps	25 bps
Free Cash Flow	1x Net Earnings	1x Net Earnings
ROIC (after tax)	>10%	>10%

Omaha, NE - Valmont Industries, Inc. (NYSE: VMI), a leading global provider of engineered products and services for infrastructure development and irrigation equipment and services for agriculture, today announced second quarter 2018 earnings expectations and updated full-year 2018 guidance.

Second Quarter and Full Year Segment Expectations

Irrigation

•                 Continued low net farm income levels and uncertainty around impacts of tariffs and trade policies causes farmers to delay irrigation purchase decisions in North America

•                 The truckers strike in Brazil led to an interruption of operations, unfavorably impacting second quarter volume and profitability, and anticipated results for the full year

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1Please see reconciliation table of GAAP net earnings and EPS to adjusted figures at the end of the document.

2Excludes any potential acquisitions, and grinding media (Donhad) revenue in both 2018 and 2017.

3Excludes $10 million of pre-tax 2018 restructuring expenses.

Engineered Support Structures

•                 Weakness in the China market across all product lines adversely impacted second quarter volume and profitability, and expected results for full-year 2018. Specifically, a pause in China telecom tower construction has led to significantly lower demand for new wireless communication structures

•                 Substantial price and volume recovery in North American telecom and lighting and traffic began in second quarter, and expected to continue through 2018

•                 Expect favorable 2018 segment comparisons for the second half of the year

Utility Support Structures

•                 A challenging competitive environment in Northern Europe has further reduced offshore wind structures demand for the balance of the year, and unfavorably impacted 2018 volume and profitability expectations

•                 In North America, customer requests to shift a meaningful number of projects from 2018 to 2019 have unfavorably impacted 2018 product mix and profitability expectations, but expected to improve 2019 outlook

•                 Lower than anticipated volume in offshore wind is offsetting 2018 revenue growth in North America

Coatings

•                 Segment performance in line with second quarter and full-year expectations

•                 Zinc cost increases have been fully recovered

•                 Anticipated 2018 volumes and profitability supported by improved broad-based industrial demand

“While market challenges in the second quarter have led us to adjust our revenue and profitability outlook for the full year, we remain positive on our business,” said Stephen G. Kaniewski, President and CEO. “The market drivers for our Utility business remain strong, and we continue to pursue opportunities for global market expansion. We’re encouraged by volume and margin improvement in Engineered Support Structures going forward. Broad-based international irrigation market demand remains strong, although volatile, and global adoption of our technology solutions is increasing. Our Coatings business has rebounded globally, and is on track to deliver good results for the year. Long-term drivers for EPS growth across all our businesses remain positive, supported by market expansion opportunities and transformational initiatives underway throughout the company”.

The Company will report second quarter 2018 earnings on July 23, 2018, after market close.

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About Valmont

Valmont is a global leader, designing and manufacturing engineered products that support global infrastructure development and agricultural productivity. Its products for infrastructure serve highway, transportation, wireless communication, electric transmission, and industrial construction and energy markets. Its irrigation equipment and services for large-scale agriculture improves farm productivity while conserving fresh water resources. In addition, Valmont provides coatings services that protect against corrosion and improve the service lives of steel and other metal products.

This release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on assumptions that management has made in light of experience in the industries in which Valmont operates, as well as management’s perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances. As you read and consider this release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond Valmont’s control) and assumptions. Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Valmont’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. These factors include among other things, risk factors described from time to time in Valmont’s reports to the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw material, availability and market acceptance of new products, product pricing, domestic and international competitive environments, and actions and policy changes of domestic and foreign governments. The Company cautions that any forward-looking statement included in this press release is made as of the date of this press release and the Company does not undertake to update any forward-looking statement.

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON ESTIMATED 2018 RESULTS

REGULATION G RECONCILIATION

(Dollars in thousands, except per share amounts)

The non-GAAP tables below disclose the impact on the range of estimated diluted earnings per share of (1) restructuring costs related to the plan announced in February 2018, (2) preliminary estimated loss from the divestiture of Donhad, which occured on April 30, 2018 and (3) certain refinancing expenses associated with redemption of bonds completed in the third quarter of 2018.  We believe it is useful when considering company performance for the non-GAAP adjusted net earnings to be taken into consideration by management and investors with the related reported GAAP measures as non-recurring transactions were or expected to be recognized in 2018. Valmont is in the process of finalizing its financial results for the second quarter of 2018 and continues to review its earnings guidance for fiscal 2018.

Reconciliation of Range of Net Earnings - Second Quarter	Low End	High End	Adjustments
Estimated Net (loss)/earnings - GAAP	$33,900	$34,600

Estimated Restructuring Expense, pre-tax			5,800

Estimated tax benefit from Restructuring expenses**			(1,600)

Estimated Restructuring Expense, after-tax			4,200

Estimated loss from Divestiture of Donhad, after-tax*			5,200

Total Adjustments, after-tax			$9,400

Estimated Net (loss)/earnings - Adjusted	$43,300	$44,000

Diluted Earnings Per Share Range - GAAP	$1.50	$1.53

Diluted Earnings Per Share Range - Adjusted	$1.92	$1.95

Reconciliation of Range of Net Earnings - Full Year 2018	Low End	High End	Adjustments
Estimated Net (loss)/earnings - GAAP	$147,550	$149,750

Estimated Restructuring Expense, pre-tax			10,000

Redemption of long-term debt expenses, pre-tax			14,750

Total pre-tax adjustments			24,750

Estimated tax benefit from above expenses**			(6,500)

Estimated loss from Divestiture of Donhad, after-tax*			5,200

Total Adjustments, after-tax			$23,450

Estimated Net (loss)/earnings - Adjusted	$171,000	$173,200

Diluted Earnings Per Share Range - GAAP	$6.51	$6.61

Diluted Earnings Per Share Range - Adjusted	$7.55	$7.65

* The loss from the divestiture of Donhad is an estimate.  The Company has to finalize a working capital settlement and the treatment of certain equity items with its independent auditor.

** The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction.